EXHIBIT B
                                                                 ---------

                      ELLISBURG-LEIDY NORTHEAST HUB COMPANY
                                  BALANCE SHEET
                                   (UNAUDITED)


                                                           At June 30, 1997
                                                           ----------------

CURRENT ASSETS
  Cash                                                        $1,003,290
  Accounts Receivable                                          8,361,137
  Inventory                                                      201,693
                                                              ----------

  Total Current Assets                                         9,566,120

PROPERTY & EQUIPMENT                                              28,812
                                                             -----------

  TOTAL ASSETS                                                $9,594,932
                                                              ==========


CURRENT LIABILITIES
  Gas Purchase Payable                                       $9,155,527
  Transportation Payable                                       (110,029)
                                                             ----------

  Total Current Liabilities                                   9,045,498
                                                             ----------

  TOTAL LIABILITIES                                           9,045,498
                                                             ----------


EQUITY
  Contributed Capital - Hub Services, Inc.                     416,871
  Contributed Capital - Leidy Hub, Inc.                        132,563
                                                            ----------

  Total Equity                                                 549,434
                                                           -----------

  TOTAL LIABILITIES & EQUITY                                $9,594,932
                                                            ==========